N-30B-2 1 dn30b2.htm THE STRATTON MULTI-CAP FUND, INC.

The Stratton Multi-Cap Fund, Inc. Quarterly Report dated September 30, 2008 can be found under Item 1 of the N-Q Form filed on 11/7/08.